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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 2, 2007


                            PEOPLE'S LIBERATION, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-16075                86-0449546
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                          150 WEST JEFFERSON BOULEVARD
                              LOS ANGELES, CA 90007
                (Address of Principal Executive Offices/Zip Code)

                                 (213) 745-2123
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

RESIGNATION OF DANIEL GUEZ

         On October 2, 2007, Daniel Guez, who served as our Creative Director, resigned from his position with the company to pursue other opportunities. In connection with Mr. Guez's resignation, we entered into a Separation Agreement and Mutual Release (the "Separation Agreement") with Mr. Guez. The Agreement provides that the certain Amended and Restated Employment Agreement dated June 19, 2007 between the company and Mr. Guez (the "Employment Agreement") is terminated and of no further force or effect, and that accept as provided in the Separation Agreement, all responsibilities, duties and obligations of Mr. Guez to the company and of the company to Mr. Guez under the Employment Agreement are terminated and of no further force or effect.

         The Separation Agreement provides that we will pay Mr. Guez three months of his base salary of $16,667 per month, and three months of his automobile allowance of $1,200 per month. In addition, Mr. Guez and his eligible family members will continue to receive medical benefits for a period of twelve months from the date of his resignation. The Separation Agreement also provides that, prior to November 30, 2007, Mr. Guez will not sell or otherwise dispose of any shares of our common stock beneficially owned by him. In addition, Mr. Guez has granted us a right of first refusal to purchase any of our shares of common stock if he intends to sell in a public sale prior to the earlier of January 31, 2008 and the date when Mr. Guez beneficially owns less than 10% of our common stock then issued and outstanding.

         The description of Mr. Guez's Separation Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired. N/A

         (b)      Pro forma financial information. N/A

         (c)      Shell company transactions. N/A

         (d)      Exhibits.

                  10.1 Separation Agreement dated October 5, 2007, by and between People's Liberation, Inc. and Daniel S. Guez.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, People's Liberation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PEOPLE'S LIBERATION, INC.



Date:  October 9, 2007                By: /s/ Darryn Barber
                                          --------------------------------------
                                          Darryn Barber, Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
-------           ----------------------

10.1 Separation Agreement dated October 5, 2007, by and between People's Liberation, Inc. and Daniel S. Guez.


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